UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Address of principal executive offices)

(Zip code)

MP 63 Fund Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: August 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE MP 63 FUND

Semi-Annual Report

August 31, 2003

(Unaudited)

8869 Brecksville Rd., Suite C Brecksville, Ohio 44141-1921

1-877-MP63FUND (1-877-676-3386)

Dear Fellow Shareholders,

August 31 marked the mid-point of our fifth fiscal year, and in the midst of a remarkable rally on Wall Street.  The Net Asset Value (NAV) of the MP 63 Fund stood at $9.81 on August 31, up 21.26% from the February 28 fiscal year-end, which closed with an NAV of $8.09.  This compared favorably with the 19.32% gain by the Dow Jones Industrials, the 19.84% rise by the S&P 500, and the gain of 35.36% by the NASDAQ Composite during the same period. 1

By accumulating shares on a regular basis, we’ve tried to employ a method similar to a dollar-cost averaging 2 philosophy, and that appears to be proving itself over time.  Since passing the 3-year mark, we’ve maintained a five-star rating 3 from Morningstar.  We think our results will continue to be superior, thanks to our industry-leading companies, regular accumulation, and low turnover.  So far this year, the few replacements we’ve made have been due to mergers (Clayton Homes, Household International) and the imposition of high-fee DRIPs (Altria Group, Harley Davidson).  The companies that we’ve added (Colgate-Palmolive, Countrywide Financial, Kimberly-Clark, and Polaris Industries) feature safety and growth, as well as excellent potential for dividend increases.

The other major change for our fund was the move to a new administrator, Mutual Shareholder Services.  We believe that MSS is already helping us to limit costs and maximize shareholder value, as evidenced by our operating income of $93,092 for the past six months, compared with $58,288 a year earlier and $142,825 for the entire fiscal year that ended February 28, 2003.  We’re hoping that shareholders will also join us in agreeing to receive annual and semi-annual reports in electronic form, which will save even more in printing and mailing costs.  Please see the enclosed form for that authorization.  Meanwhile, we hope you’ll join us in continuing to invest in the MP 63 Fund on a regular basis.

Sincerely,

/s/Vita Nelson

/s/ David S. Fish

Vita Nelson and David Fish, Co-Managers

1  The Dow Jones Industrial Average is a price-weighted average of 30 actively traded Blue Chip, primarily industrial stocks.  The S&P 500 Index is an unmanaged composite of 500 large-capitalization companies.  The NASDAQ Composite Index is an index that follows approximately 5,000 stocks that trade on the NASDAQ exchange.  An investment cannot be made directly into an index.

2  Dollar-cost averaging does not assure a profit and does not protect against a loss in declining markets.  A dollar-cost averaging plan involves continuous investment in securities, regardless of fluctuating price levels of such securities.

3  3-Year Period beginning September 1, 2000 and ending August 31, 2003.  Large-cap Blend category; Blend refers to a balance or Growth and Value styles.  Morningstar proprietary ratings reflect risk-adjusted performance through the stated date.  The ratings are subject to change every month.  Morningstar ratings are calculated from the fund’s 3, 5, and 10-year returns (as applicable), with fee adjustments in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-Bill returns.  A fund’s overall rating is based on a weighted average of its 3, 5, and 10-year ratings.  The top 10% of the funds in a rating universe receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

Distributed by Quasar Distibutors, LLC, not FDIC Insured, no bank guarantee, may lose value.

MP63 Fund

		Schedule of Investments
		August 31, 2003 (Unaudited)
Shares/Principal Amount - % of Assets		Market Value

COMMON STOCKS

Advertising - 0.93%
14,318	Interpublic Group of Companies *	$216,918

Apparel - 1.22%
7,104	VF Corp.	284,870

Automotive Parts - 1.02%
7,429	Genuine Parts Co.	237,877

Banking - 7.04%
6,411	Bank One Corp.	253,042
14,700	BB&T Corp.	536,844
14,059	Fleet Boston Financial Corp,	416,006
13,801	National City Corp.	437,216
		1,643,108

Beverages - 2.88%
7,420	Anheuser-Busch Companies, Inc.	382,427
6,692	Coca-Cola Corp.	291,236
		673,663

Chemicals - 3.52%
6,735	DuPont (E.I.) de Nemours & Co.	301,324
9,841	Engelhard Corp.	276,237
17,870	RPM, Inc.	243,747
		821,308

Computer Equipment - 5.01%
17,360	Hewlett-Packard Co.	345,811
28,820	Intel Corp.	823,964
		1,169,775

Consumer Products - 7.28%
4,610	Altria Group, Inc.	190,024
10,371	Avon Products, Inc.	664,781
5,229	Colgate-Palmolive Co	289,059
11,236	Johnson & Johnson	557,081
		1,700,945

Diversified Manufacturing - 3.72%
15,375	General Electric Co.	454,639
4,177	Johnson Controls, Inc.	413,523
		868,162

Drugs - 2.63%
9,073	Abbott Laboratories	365,642
16,413	Schering-Plough Corp.	249,313
		614,955

Electronics - 2.32%
15,905	Scientific-Atlanta, Inc.	540,770

Financial Services - 9.47%
2,138	Countrywide Credit Industries, Inc	145,063
8,019	H&R Block, Inc.	353,638
9,234	Franklin Resources, Inc.	398,816
36,486	Paychex, Inc.	1,314,955
		2,212,472

Food - 3.86%
12,610	ConAgra Foods, Inc.	277,420
13,137	Hormel Foods Corp.	283,759
6,423	Wrigley Co.	340,740
		901,919

Hand Machine/Tools - 1.19%
6,515	Black & Decker Corp.	278,712

Insurance - 4.62%
24,324	AFLAC, Inc.	778,611
8,644	St. Paul Companies, Inc.	300,465
		1,079,076

Machinery - 1.54%
6,050	Ingersoll-Rand Co.	$360,096

Manufacturing - 4.21%
2,893	3M Company	412,166
6,402	Illinois Tool Works, Inc.	462,801
5,203	Tyco International Ltd.	107,078
		982,045

Medical Instruments - 4.25%
20,029	Medtronic, Inc.	993,038

Metals - 1.16%
5,658	Phelps Dodge Corp. *	271,527

Office Equipment - 3.02%
8,117	Diebold, Inc.	396,921
7,920	Pitney Bowes, Inc.	308,880
		705,801

Oil & Gas - 3.31%
9,400	BP Plc ADR	392,168
10,098	Exxon Mobil Corp.	380,695
		772,863

Packaging - 1.25%
6,447	Bemis Co., Inc.	291,856

Paper & Lumber - 2.01%
5,559	International Paper Co.	225,418
4,796	Kimberly Clark Corp.	245,124
		470,542

Personnel - 0.97%
22,653	Servicemaster Co.	226,757

Publishing - 1.65%
4,901	Gannett Company, Inc.	384,336

Rental & Leasing Services - 0.99%
7,677	Ryder Systems, Inc.	230,540

Restaurant - 1.14%
8,413	Wendy's International, Inc.	265,430

Retail- Apparel - 1.57%
21,607	The Limited, Inc.	366,455

Retail- Drugs - 1.10%
50,898	Rite Aid Corp. *	257,035

Retail- General - 1.81%
13,175	Home Depot, Inc.	423,708

Retail- Recreation - 0.18%
535	Polaris Industries Inc.	41,334

Telecommunications - 3.65%
11,026	Bellsouth Corp.	277,855
10,438	Centurytel, Inc.	362,825
9,405	SBC Communications, Inc.	211,518
		852,198

Telecommunications Equipment - 1.20%
33,880	Corning, Inc. *	279,510

Transportation - 1.13%
4,343	Union Pacific Corp.	264,662

Utility- Electric - 3.62%
12,542	Duke Energy Corp.	$214,217
12,266	Edison International *	231,337
7,944	SCANA Corp.	270,096
11,028	Teco Energy, Inc.	130,461
		846,111

Utility-Gas - 1.03%
10,378	National Fuel Gas Co.	240,251

Utility- Water - 2.16%
21,357	Philadelphia Suburban Corp.	505,093

Total for Common Stock		$ 23,275,718

Cash & Equivalents - 0.11%
26,512	First American Treasury Obligation .35%	26,512

	Total Investments	$ 23,302,230
	(Cost $ 23,439,179) (Note 1)

	Assets less other Liabilities	50,902

	Net Assets	$ 23,353,132

(1) Federal Tax Information: At August 31, 2003, the net unrealized depreciation based on cost for Federal income tax purposes of $ 23,439,179 was as follows:
Aggregate gross unrealized appreciation for all investments for which
there was an excess of value over cost........................................................		2,934,822
Aggregate gross unrealized depreciation for all investments for which
there was and excess cost over value..........................................................		(3,071,771)
Net unrealized depreciation..........................................................................		$ (136,949)

See notes to financial statements.

MP63 Fund

Statement of Assets and Liabilities
August 31, 2003 (Unaudited)

Assets:
Investment Securities at Market Value	$ 23,302,230
(Cost $ 23,439,179) (Note 1)
Cash	52,578
Dividends and Interest Receivable	46,452
Total Assets	23,401,260
Liabilities
Accrued Expenses	23,637
Accrued Management Fees	23,061
Payable to Advisor	1,430
Total Liabilities	48,128

Net Assets	$ 23,353,132

Net Assets Consist of:
Capital Stock, $.001 par value; 1 billion shares
authorized; 2,380,619 shares outstanding	23,342,180
Accumulated Undistributed Net Investment Income (Loss)	124,635
Realized Gain (Loss) on Investments - Net	23,266
Unrealized Depreciation in Value
of Investments Based on Identified Cost - Net	(136,949)
Net Assets	$ 23,353,132
Net Asset Value and Redemption Price
Per Share ($23,353,132/2,380,619 shares)	$ 9.81

See notes to financial statements.

MP63 Fund

Statement of Operations
For the six months ending August 31, 2003 (Unaudited)
Investment Income:
Dividends	$ 220,422
Interest	2,756
Total Investment Income	223,178
Expenses:
Investment Advisor Fees (Note 3)	36,394
Reimbursement of prior expense waivers	1,430
Administration fees	35,681
Registration fees	13,661
Audit fees	8,481
Custody fees	7,779
Insurance expense	7,416
Printing and postage expense	7,005
Miscellaneous expense	6,623
Director fees	2,992
Legal fees	2,624
Total Expenses	130,086

Net Investment Income (Loss)	$ 93,092

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	182,397
Unrealized Appreciation (Depreciation) on Investments	3,700,424
Net Realized and Unrealized Gain (Loss) on Investments	3,882,821

Net Increase (Decrease) in Net Assets from Operations	$ 3,975,913

See notes to financial statements.

MP63 Fund

Statement of Changes in Net Assets (Unaudited)
	For the	For the
	Six Months Ended	Year Ended
	August 31, 2003	Febuary 28, 2003
From Operations:
Net Investment Income (Loss)	$ 93,092	$ 142,825
Net Realized Gain (Loss) on Investments	182,397	44,144
Net Unrealized Appreciation (Depreciation)	3,700,424	(4,286,129)
Increase (Decrease) in Net Assets from Operations	3,975,913	(4,099,160)
From Distributions to Shareholders:
Net Investment Income (Loss)	0	(139,533)
Net Realized Gain (Loss) from Security Transactions	0	0
Change in Net Assets from Distributions	0	(139,533)
From Capital Share Transactions (Note 4):
Proceeds From Sale of Shares	2,294,118	4,843,221
Shares Issued on Reinvestment of Dividends	0	137,811
Cost of Shares Redeemed
(net of redemption fees $2,652 and $10,674, respectively)	(781,419)	(1,363,367)
Net Increase from Shareholder Activity	1,512,699	3,617,665

Net Increase (Decrease) in Net Assets	5,488,612	(621,028)

Net Assets at Beginning of Period	17,864,520	18,485,548
Net Assets at End of Period	$ 23,353,132	$ 17,864,520

Share Transactions:
Issued	258,837	537,797
Reinvested	-	16,043
Redeemed	(87,042)	(149,575)
Net increase (decrease) in shares	171,796	404,265
Shares outstanding beginning of period	2,208,823	1,804,558
Shares outstanding end of period	2,380,619	2,208,823

See notes to financial statements.

MP63 Fund

Financial Highlights (Unaudited)
Selected data for a share outstanding throughout the period:	For the	For the	For the	For the	For the
	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2003	February 28, 2003	February 28, 2002	February 28, 2001	2/29/2000*
Net Asset Value -
Beginning of Period	$ 8.09	$ 10.24	$ 9.90	$ 8.81	$ 10.00
Net Investment Income	0.04	0.07	0.06	0.07	0.08
Net Gains or Losses on Securities
(realized and unrealized)	1.68	(2.15)	0.34	1.10	(1.21)
Total from Investment Operations	1.72	(2.08)	0.40	1.17	(1.13)

Distributions (From Net Investment Income)	0.00	(0.07)	(0.06)	(0.08)	(0.04)
Distributions (From Capital Gains)	0.00	0.00	0.00	0.00	(0.02)
Total Distributions	0.00	(0.07)	(0.06)	(0.08)	(0.06)

Net Asset Value -
End of Period	$ 9.81	$ 8.09	$ 10.24	$ 9.90	$ 8.81

Total Return (a) (b)	21.26%	(20.39)%	4.02%	13.25%	(11.36)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	23,353	17,865	18,486	15,205	12,374
Ratio of Expenses to Average Net Assets (c )	1.25%	1.25%	1.25%	1.25%	1.15%
Ratio of Expenses to Average Net Assets, before reimbursement (c )	1.25%	1.39%	1.25%	1.44%	1.81%
Ratio of Net Income to Average Net Assets (c )	0.89%	0.79%	0.63%	0.70%	0.86%
Ratio of Net Income to Average Net Assets, before reimbursement (c )	0.89%	0.65%	0.63%	0.51%	0.20%
Portfolio Turnover Rate	5.31%	9.28%	8.22%	9.17%	0.97%

* commencement of operations (March 2, 1999).
(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.
(b) Total returns for periods less than one year are not annualized.
(c ) Annualized for periods less than one year.

See notes to financial statements.

The MP63 Fund, Inc.

Notes to Financial Statements

August 31, 2003

(Unaudited)

1.)

ORGANIZATION

     The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors.  The Fund's investment objective is to seek long-term capital appreciation for shareholders.

2.)

SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation - Securities are valued at market value following procedures approved by the Board of Directors.

B.  Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.  Federal Income Taxes - The Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies, distributing all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

D. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.  Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

3.)

INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor").  Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's management and investment programs.  As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annual rate of .35%.  For the six months ended August 31, 2003, the Advisor earned fees of $36,394.

     The Advisor has voluntarily agreed to defer its advisory fee and to reimburse the Fund for other expenses so that total operating expenses of the Fund do not exceed an annual rate of 1.25% of average daily net assets.  Under the terms of the Agreement, fees deferred or expenses reimbursed by the Advisor are subject to reimbursement by the Fund, if so requested by the Advisor, up to five years from the fiscal year the fee or expense was incurred. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.  As of August 31, 2003, there are $124,009 of fees subject to recapture by the Advisor.

     The Fund has an administrative agreement with Mutual Shareholder Services. (The "Administrator"). Under this agreement, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services.  Mutual Shareholder Services charges an annual fee of approximate $50,000 for services rendered based on the Fund’s current asset size.  The Fund is responsible for the cost of printing, postage, telephone costs and certain other out-of-pocket expenses. Vita Nelson is an officer and director of the Advisor and also an officer and director of the Fund.

4.)

CAPITAL SHARE TRANSACTIONS

     At August 31, 2003, there were 1 billion shares authorized at $.001 par value. Paid in capital amounted to $23,342,180.

5.)

INVESTMENT TRANSACTIONS

     For the six months ended August 31, 2003, purchases and sales of securities, excluding short-term   investments, aggregated $3,329,985 and $1,110,457, respectively.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Reserved.

Item 9.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of November 10, 2003, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

Item 10.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Item 10(a)(2) of Form N-CSR are filed herewith.

(b)

Certification required by Item 10(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

Date November 10, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

Date November 10, 2003

By /s/Lester Nelson

*Lester Nelson

Treasurer

Date November 10, 2003

* Print the name and title of each signing officer under his or her signature.